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                                  ANNUAL REPORT










================================================================================

                               Boyle Marathon Fund

================================================================================




















                                  June 30, 2001

                               Boyle Marathon Fund
                          Annual Report, June 30, 2001

                                                              August 31, 2001
Dear Fellow Shareholders,

We are optimistic about the future of the economy and our Boyle Marathon Fund and we appreciate the opportunity of this annual report to shareholders to explain why we are so positive about the future. For the last 12 months, investors have been overcome with the effects of a slowing economy. Every day we read the newspapers or watch the television to learn of the most recent impact of the slowdown. The financial news and commentary is everywhere. Every event is magnified and repeated throughout the day. Little things sound like big things.

Instead of the minute-to-minute view, Marathon Fund investors need to take a "long-run" perspective. For example, at the end of 1990, the Dow Jones Industrial Average was 2629. At the end of 2000, the Dow was 10,786. That was an increase of 310%. The '90s had three steep stock market sell offs, a major war in the Gulf, oil problems, numerous rate hikes, increases in taxes, foreign credit defaults and devaluations, overseas economies in recession, and the "Y2K" scare. Despite all those unsettling events, the Dow still advanced 310% in that 10-year period.

We believe that the next 10 years will be even better than the last 10 and that the stock market will reflect it in the end. Therefore, we urge you to:
        o Buy low - when the market is low, add to your position.
        o Think "long-run" - 1 or 2 or 3 years from now, don't say, "I wish I bought then."
        o Invest regularly - this takes the timing factor out of the picture.
        o Consider tax consequences - the Fund was 100% tax efficient again in 2001.
        o Make financial plans to live a long active life - put money in your IRA.

The economy will resume growth, it always does. In the near term, some things are going to be purchased in any type of economy. For example, tax preparation will grow and prosper because of new tax laws phasing in over the next 10 years. As the population ages, existing and breakthrough drugs are going to make drug companies, retail drug stores, mail order drug companies, and drug distributors prosper. Discounters in food, every day household products, and home improvements are more popular than ever.

We thank our shareholders for their continued confidence and trust. Please feel free to call us toll free if you have a question or visit our web site for updates and account information.

                                           /S/ Michael J. and Joanne E. Boyle
                                               ---------------------------
                                               Michael J. and Joanne E. Boyle

================================================================================
 Boyle Marathon Fund
================================================================================
                                                       Schedule of Investments
                                                                 June 30, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount                              Market Value     % Assets
--------------------------------------------------------------------------------

 Technology
     500 AOL-Time Warner, Inc.*                       $    26,500
   2,300 BEA Systems, Inc.*                                70,633
     500 CIENA Corp.*                                      19,000
   3,000 Cisco Systems, Inc.*                              54,600
   5,000 EMC Corporation*                                 145,250
   1,000 Exodus Communications.*                            2,060
     500 International Game Technology*                    31,375
   1,000 i2 Technologies, Inc.*                            19,800
   2,000 Intel Corp.                                       58,500
     400 Jacobs Engineering Group, Inc.*                   26,092
     147 McData Class A*                                    2,580
   1,300 Metro One Telecommunications                      84,331
   2,000 Micromuse, Inc*                                   55,980
   4,000 Nokia                                             88,160
   5,000 Oracle Corp.*                                     95,000
   3,000 RF Micro Devices, Inc.*                           80,400
   1,000 Siebel Systems, Inc.*                             46,900
   3,600 Triquint Semiconductor, Inc.*                     81,000
     500 VERITAS Software Corp.*                           33,265
                                                      -----------
                                                      $ 1,021,426       36.01%
 Retail
   1,000  Action Performance Corp.*                        25,000
     800 Bed, Bath and Beyond*                             24,000
   4,200 Chico's Fas Corp.*                               124,950
     700 Christopher and Banks*                            22,820
   1,000 Circuit City Stores-Car Max Group*                15,960
     700 Costco Wholesale Corp.*                           28,756
   1,600 Gap Inc.                                          46,400
   3,000 Home Depot, Inc.                                 139,650
   1,000 J. Jill Corp.*                                    20,250
  12,000 Rite Aid Corp.*                                  108,000
   1,000 Sharper Image Corp.*                              10,470
   2,000 Target Corp.                                      69,200
   1,000 Wal-Mart Stores, Inc.                             48,800
                                                      -----------
                                                      $   684,256       24.12%

 Pharmaceuticals
   2,000  Dynacq International, Inc.*                 $    38,460
   2,000 Johnson & Johnson                                100,000
   1,000 Mckesson Corp.                                    37,120
     500 Merck & Co.,Inc.                                  31,955
   1,000 Pfizer, Inc.                                      40,050
   3,000 Women First HealthCare                            26,700
                                                      -----------
                                                      $   274,285        9.67%
 Financial Services
   1,500 American Express Co.                              58,200
     500 Americredit Corp.*                                25,975
   5,000 Carreker Corp.*                                  107,500
     500 Concord EFS, Inc.*                                26,005
     600 Eaton Vance Corp.                                 20,880
   2,000 Fannie Mae                                       170,300
   2,000 Metlife, Inc.                                     61,960
   4,000 Schwab (Charles) Corp.                            61,200
   2,000 Sunguard Data Systems, Inc.*                      60,020
   3,000 Washington Mutual, Inc.                          112,650
                                                      -----------
                                                      $   704,690       24.84%

 Total Common Stock                                   $ 2,684,657       94.64%

 Cash and Equivalents
 156,603 Fifth Third U.S. Treasury Money Market Fund      156,603        5.52%
           Interest Rate 3.44% with a maturity        -----------
           date of 7/1/2001

          (Identified Cost - $3,171,866)              $ 2,841,260      100.16%

                      Other Assets Less Liabilities        (4,665)      -0.16%
                                                      -----------
                              Net Assets              $ 2,836,595      100.00%
                                                      ===========

================================================================================
 Boyle Marathon Fund
================================================================================

Statement of Assets and Liabilites
June 30, 2001

Assets:
     Investment Securities at Market Value                       $   2,841,260
          (Identified Cost - $3,171,866)
     Cash                                                               13,542
     Receivables:
          Dividends and Interest                                           308
     Other Assets                                                        3,286
                                                                 -------------
               Total Assets                                      $   2,858,396
Liabilities
     Payables:
          Management Fees                                                3,428
          Administration Fees                                            2,286
          Accrued Expenses                                              16,087
                                                                 -------------
               Total Liabilities                                 $      21,801
                                                                 -------------
Net Assets                                                       $   2,836,595
                                                                 =============
Net Assets Consist of:
     Capital Paid In                                                 4,653,777
     Accumulated Realized Gain (Loss) on Investments - Net          (1,486,576)
     Unrealized Deppreciation in Value
          of Investments Based on Identified Cost - Net               (330,606)
                                                                 -------------
Net Assets, for 304,571 Shares Outstanding                       $   2,836,595
                                                                 =============
Net Asset Value and Redemption Price
     Per Share ($2,836,595/304,571 shares)                              $ 9.31

================================================================================
 Boyle Marathon Fund
================================================================================

 Statement of Operations
         For the year ending June 30, 2001

Investment Income:
     Dividends                                                   $       8,381
     Interest                                                           17,237
                                                                 -------------
          Total Investment Income                                $      25,618
Expenses
     Management Fees (Note 2)                                           72,866
     Administration Fee                                                 48,579
     Audit                                                               9,390
     Trustee Fees                                                        2,549
     Organizational Costs                                                1,973
                                                                 -------------
          Total Expenses                                         $     135,357

Net Investment Income                                                 (109,739)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                            (1,338,430)
     Unrealized Gain (Loss) from
        Appreciation (Depreciation) on Investments                  (2,568,833)
                                                                 -------------
Net Realized and Unrealized Gain (Loss) on Investments           $  (3,907,263)

Net Increase (Decrease) in Net Assets from Operations               (4,017,002)

================================================================================
 Boyle Marathon Fund
================================================================================

Statement of Changes in Net Assets
                                                               7/01/2000        7/01/1999
                                                                  to               to
                                                               6/30/2001        6/30/2000
From Operations:
     Net Investment Income                                   $   (109,739)    $   (102,944)
     Net Realized Gain (Loss) on Investments                   (1,338,430)          (3,554)
     Net Unrealized Appreciation (Depreciation)                (2,568,833)       1,535,606
                                                             -------------    -------------
     Increase (Decrease) in Net Assets from Operations       $ (4,017,002)    $  1,429,108
From Distributions to Shareholders
     Net Investment Income                                              0                0
     Net Realized Gain (Loss) from Security Transactions                0          (66,900)
                                                             -------------    -------------
     Net  Increase (Decrease) from Distributions             $          -     $    (66,900)
From Capital Share Transactions:
     Proceeds From Sale of Shares                               1,580,764        2,901,346
     Net Asset Value of Shares Issued on
        Reinvestment of Dividends                                       0           66,179
     Cost of Shares Redeemed                                     (973,964)        (149,343)
                                                             -------------    -------------
                                                             $    606,800     $  2,818,182

Net Increase  in Net Assets                                    (3,410,202)       4,180,390
Net Assets at Beginning of Period                               6,246,797        2,066,407
                                                             -------------    -------------
Net Assets at End of Period                                  $  2,836,595     $  6,246,797
                                                             =============    =============


Share Transactions:
     Issued                                                        76,203          141,021
     Reinvested                                                         -            3,106
     Redeemed                                                     (49,365)          (7,822)
                                                              ------------    -------------
Net increase (decrease) in shares                                  26,838          136,305
Shares outstanding beginning of period                            277,733          141,428
                                                              ------------    -------------
Shares outstanding end of period                                  304,571          277,733
                                                              ============    =============

================================================================================
 Boyle Marathon Fund
================================================================================

Financial Highlights
Selected data for a share of common stock
outstanding throughout the period:                      7/01/2000      7/01/1999       7/01/1998      2/23/1998
                                                           to             to              to             to
                                                        6/30/2001      6/30/2000       6/30/1999      6/30/1998 (a)
                                                        ---------      ---------       ---------      -------------
Net Asset Value -
     Beginning of Period                                $   22.49      $   14.61       $   10.31      $   10.00
Net Investment Income                                       (0.37)         (0.59)          (0.36)         (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                             (12.81)          8.82            4.66           0.36
                                                        ----------     ----------      ----------     ----------
Total from Investment Operations                        $  (13.18)     $    8.23       $    4.30      $    0.31

Distributions (from capital gains)                           0.00          (0.35)           0.00           0.00
                                                        ----------     ----------      ----------     ----------
     Total Distributions                                $    0.00         ($0.35)      $    0.00      $    0.00
Net Asset Value -
     End of Period                                      $    9.31      $   22.49       $   14.61      $   10.31
Total Return                                               (58.56)%        56.47%          41.71%          3.10%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                  $   2,837      $   6,247       $   2,066      $     985

Before reimbursements
   Ratio of Expenses to Average Net Assets                   2.78%          2.78%           3.36%          6.59% (C)
   Ratio of Net Income to Average Net Assets                (2.25)%        (2.50)%         (2.97)%        (3.98)%(C)

Portfolio Turnover Rate                                    100.86%         74.67%          59.04%          0.00%

(a) Commencement of Operations
(b) For periods of less than a full year, total returns are not annualized
(C) Annualized

BOYLE MARATHON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 2001



  1.)Significant Accounting Policies
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.


  2.)Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. For the fiscal year ended June 30, 2001, the advisor received management fees of $72,866 and administration fees of $48,579. Certain owners of Boyle Marathon and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.

  3.)Capital Stock And Distribution
     At June 30, 2001 an indefinite number of shares of capital stock were authorized, and Capital Paid-In amounted to $4,653,777.

  4.)Purchases and Sales of Securities
     During the fiscal year ending June 30, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,145,012 and $4,615,277 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  5.)SECURITY tRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 2001 was $3,252,144. The difference between book cost and tax cost of securities is due to wash sales of $80,278. At June 30, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

     Appreciation       (Depreciation)       Net Appreciation (Depreciation)
     ------------       --------------       -------------------------------
        250,198           (661,082)                    (410,884)



  6.)Organization Costs
     Organization costs are being amortized on a straight line basis over a five year period which will end in February, 2003.

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
Boyle Marathon Fund:

We have audited the accompanying statement of assets and liabilities of Boyle Marathon Fund, including the schedule of portfolio investments, as of June 30, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years and the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyle Marathon Fund as of June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years and for the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ McCurdy & Associates CPA's, Inc.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 18, 2001

--------------------------------------------------------------------------------





                                Board of Trustees
                           Michael J. Boyle, Chairman
                                 Joanne E. Boyle
                              James A. Hughes, Jr.
                                Edward J. Loftus

                               Investment Adviser
                       Boyle Management and Research, Inc.
                          850 Powell Street, Suite 104
                             San Francisco, CA 94108

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                             Brecksville, Ohio 44141

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                             Cincinnati, Ohio 45263

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145